UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 17, 2017
Date of report (Date of earliest event reported)

SUPPORT.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1200 Crossman Ave., Suite 210, Sunnyvale, CA 94089
(Address of Principal Executive Offices) (Zip Code)

(650) 556-9440
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Previously, Support.com, Inc. (the “Company”) and Comcast Cable Communications Management, LLC (“Comcast”) entered into a Master Services Agreement, Call Handling Services, effective October 1, 2013 (the “Agreement”), attached to which are: (i) Statement of Work #1, effective October 1, 2013 (“SOW#1”), covering the Company’s provision of certain sales and customer support services to customers of Comcast’s high speed Internet and wireless gateway offerings; and (ii) Statement of Work #3, effective March 21, 2014 (“SOW#3”), covering the Company’s provision of certain sales and customer support services for Comcast’s home security and control offerings to actual and prospective Comcast customers.  The foregoing descriptions and references to the Agreement, SOW#1 and SOW#3 are qualified in their entirety by reference to the previously disclosed documents, which are incorporated by reference herein.

On August 17, 2017, the Company received fully executed copies of change management forms (“CMFs”) between the Company and Comcast entitled:

(i) “Change Management Form” for both SOW#1 and SOW#3 (“SOW#1/#3 CMF”), which provides for the Company’s implementation of, and compliance with, the technical requirements of Comcast’s Customer Approval program for its business partners; and

(ii) “Change Management Form to SOW 3” (“SOW#3 CMF”), which provides for (a) the extension of a limited duration program under which Company would receive additional fees for referring customers that purchase, install and connect certain products and features of Comcast’s home security and control offerings; (b) the increase, training and key performance indicators for an additional number of full-time employee personnel by Company to provide technical support through chat communications to Comcast customers for Comcast’s home security and control offerings .

The foregoing descriptions and references to SOW#1/#3 CMF and SOW#3 CMF are qualified in their entirety by reference to the actual documents, which are attached as exhibits hereto and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Change Management Form, between Comcast and Company, signed August 10, 2017.

10.2	Change Management Form to SOW 3, between Comcast and Company, signed August 10, 2017.*

*Portions of Exhibit 10.2 have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2017

SUPPORT.COM, INC.

By:	/s/ Michelle Johnson
Name:	Michelle Johnson
Title:	VP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Change Management Form, between Comcast and Company, signed August 10, 2017.

10.2	Change Management Form to Statement of Work 3, between Comcast and Company, signed August 10, 2017.*

*Portions of Exhibit 10.2 have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.